Exhibit 99.2

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 1 of 19

Consolidated Financial Highlights (1)
	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change
Net revenues	$1,426,211	$1,429,396	(0.2%)	$1,450,804	(1.7%)	$4,355,176	$3,969,151	9.7%
Net income	$234,143	$211,371	10.8%	$226,477	3.4%	$712,039	$419,418	69.8%
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$224,823	$202,051	11.3%	$217,156	3.5%	$684,078	$391,457	74.8%
Earnings per diluted common share	$1.46	$1.28	14.1%	$1.40	4.3%	$4.41	$2.53	73.9%
Earnings per diluted common share available to common shareholders	$1.40	$1.22	14.8%	$1.34	4.5%	$4.23	$2.37	78.5%
Non-GAAP financial summary (2):
Net revenues	$1,429,077	$1,429,398	(0.0%)	$1,453,304	(1.7%)	$4,323,903	$3,969,231	8.9%
Net income	$243,416	$223,739	8.8%	$238,620	2.0%	$728,833	$482,242	51.1%
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$234,096	214,419	9.2%	229,299	2.1%	$700,872	$454,281	54.3%
Earnings per diluted common share	$1.52	$1.36	11.8%	$1.48	2.7%	$4.51	$2.92	54.5%
Earnings per diluted common share available to common shareholders	$1.46	$1.30	12.3%	$1.42	2.8%	$4.33	$2.76	56.9%

Weighted average number of common shares outstanding:
Basic	151,956	154,679	(1.8%)	154,234	(1.5%)	153,889	155,603	(1.1%)
Diluted	160,145	165,087	(3.0%)	161,631	(0.9%)	161,744	164,877	(1.9%)
Period end common shares outstanding	150,061	152,922	(1.9%)	151,589	(1.0%)	150,061	152,922	(1.9%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$1.02	$0.93	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations (1)
	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change
Revenues:
Commissions	$200,756	$206,075	(2.6%)	$221,462	(9.3%)	$630,052	$600,414	4.9%
Principal transactions	117,124	177,876	(34.2%)	140,091	(16.4%)	407,436	492,139	(17.2%)

Transactional revenues	317,880	383,951	(17.2%)	361,553	(12.1%)	1,037,488	1,092,553	(5.0%)
Capital raising	132,875	144,213	(7.9%)	174,456	(23.8%)	430,305	350,840	22.6%
Advisory	173,328	179,270	(3.3%)	157,498	10.1%	549,264	444,045	23.7%

Investment banking	306,203	323,483	(5.3%)	331,954	(7.8%)	979,569	794,885	23.2%
Asset management	492,163	431,399	14.1%	456,630	7.8%	1,408,250	1,244,548	13.2%
Other income	8,299	14,228	(41.7%)	12,549	(33.9%)	76,527	28,499	168.5%

Operating revenues	1,124,545	1,153,061	(2.5%)	1,162,686	(3.3%)	3,501,834	3,160,485	10.8%
Interest revenue	510,624	481,504	6.0%	476,093	7.3%	1,437,766	1,434,192	0.2%

Total revenues	1,635,169	1,634,565	0.0%	1,638,779	(0.2%)	4,939,600	4,594,677	7.5%
Interest expense	208,958	205,169	1.8%	187,975	11.2%	584,424	625,526	(6.6%)

Net revenues	1,426,211	1,429,396	(0.2%)	1,450,804	(1.7%)	4,355,176	3,969,151	9.7%

Non-interest expenses:
Compensation and benefits	813,494	839,820	(3.1%)	833,018	(2.3%)	2,494,846	2,346,976	6.3%
Occupancy and equipment rental	102,787	95,601	7.5%	100,555	2.2%	303,037	282,045	7.4%
Communication and office supplies	48,846	48,893	(0.1%)	46,341	5.4%	146,208	146,253	(0.0%)
Commissions and floor brokerage	13,547	15,807	(14.3%)	15,039	(9.9%)	43,627	49,759	(12.3%)
Provision for credit losses	7,926	8,316	(4.7%)	12,538	(36.8%)	26,999	28,664	(5.8%)
Investment banking expenses	13,079	17,088	(23.5%)	12,495	4.7%	34,120	34,624	(1.5%)
Other operating expenses	116,907	117,825	(0.8%)	131,380	(11.0%)	371,204	517,600	(28.3%)

Total non-interest expenses	1,116,586	1,143,350	(2.3%)	1,151,366	(3.0%)	3,420,041	3,405,921	0.4%
Income before income taxes	309,625	286,046	8.2%	299,438	3.4%	935,135	563,230	66.0%
Provision for income taxes	75,482	74,675	1.1%	72,961	3.5%	223,096	143,812	55.1%

Net income	234,143	211,371	10.8%	226,477	3.4%	712,039	419,418	69.8%
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Net income available to common shareholders	$224,823	$202,051	11.3%	$217,156	3.5%	$684,078	$391,457	74.8%

Earnings per common share:
Basic	$1.48	$1.31	13.0%	$1.41	5.0%	$4.45	$2.52	76.6%
Diluted	$1.40	$1.22	14.8%	$1.34	4.5%	$4.23	$2.37	78.5%
Weighted average number of common shares outstanding:
Basic	151,956	154,679	(1.8%)	154,234	(1.5%)	153,889	155,603	(1.1%)
Diluted	160,145	165,087	(3.0%)	161,631	(0.9%)	161,744	164,877	(1.9%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$1.02	$0.93	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 3 of 19

Non-GAAP Condensed Consolidated Results of Operations (1) (2)
	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change

Non-GAAP net revenues	$1,429,077	$1,429,398	(0.0%)	$1,453,304	(1.7%)	$4,323,903	$3,969,231	8.9%
Non-GAAP non-interest expenses:
Non-GAAP compensation and benefits	808,857	829,051	(2.4%)	828,384	(2.4%)	2,466,116	2,302,164	7.1%
Non-GAAP non-compensation operating expenses	298,336	297,558	0.3%	309,427	(3.6%)	900,331	1,027,016	(12.3%)

Total non-GAAP non-interest expenses	1,107,193	1,126,609	(1.7%)	1,137,811	(2.7%)	3,366,447	3,329,180	1.1%
Non-GAAP income before income taxes	321,884	302,789	6.3%	315,493	2.0%	957,456	640,051	49.6%
Non-GAAP provision for income taxes	78,468	79,050	(0.7%)	76,873	2.1%	228,623	157,809	44.9%

Non-GAAP net income	243,416	223,739	8.8%	238,620	2.0%	728,833	482,242	51.1%
Preferred dividends	9,320	9,320	0.0%	9,321	(0.0%)	27,961	27,961	0.0%

Non-GAAP net income available to common shareholders	$234,096	$214,419	9.2%	$229,299	2.1%	$700,872	$454,281	54.3%

Non-GAAP earnings per common share:
Basic	$1.55	$1.39	11.5%	$1.49	4.0%	$4.59	$2.92	57.2%
Diluted	$1.46	$1.30	12.3%	$1.42	2.8%	$4.33	$2.76	56.9%
Weighted average number of common shares outstanding:
Basic	151,956	154,679	(1.8%)	154,234	(1.5%)	153,889	155,603	(1.1%)
Diluted	160,145	165,087	(3.0%)	161,631	(0.9%)	161,744	164,877	(1.9%)
Cash dividends declared per common share	$0.34	$0.31	9.7%	$0.34	0.0%	$1.02	$0.93	9.7%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 4 of 19

Consolidated Financial Summary
	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change
Net revenues:
Global Wealth Management	$980,293	$907,440	8.0%	$956,534	2.5%	$2,868,950	$2,603,630	10.2%
Institutional Group	430,281	500,435	(14.0%)	480,694	(10.5%)	1,406,233	1,305,143	7.7%
Other	15,637	21,521	(27.3%)	13,576	15.2%	79,993	60,378	32.5%

Total net revenues	$1,426,211	$1,429,396	(0.2%)	$1,450,804	(1.7%)	$4,355,176	$3,969,151	9.7%
Operating expenses:
Global Wealth Management	$605,885	$564,790	7.3%	$594,687	1.9%	$1,801,980	$1,828,519	(1.5%)
Institutional Group	354,020	411,144	(13.9%)	388,517	(8.9%)	1,139,885	1,127,381	1.1%
Other	156,681	167,416	(6.4%)	168,162	(6.8%)	478,176	450,021	6.3%

Total operating expenses	$1,116,586	$1,143,350	(2.3%)	$1,151,366	(3.0%)	$3,420,041	$3,405,921	0.4%
Operating contribution:
Global Wealth Management	$374,408	$342,650	9.3%	$361,847	3.5%	$1,066,970	$775,111	37.7%
Institutional Group	76,261	89,291	(14.6%)	92,177	(17.3%)	266,348	177,762	49.8%
Other	(141,044)	(145,895)	(3.3%)	(154,586)	(8.8%)	(398,183)	(389,643)	2.2%

Income before income taxes	$309,625	$286,046	8.2%	$299,438	3.4%	$935,135	$563,230	66.0%
Financial ratios (change in bps):
Compensation and benefits	57.0%	58.8%	(180)	57.4%	(40)	57.3%	59.1%	(180)
Non-compensation operating expenses	21.3%	21.2%	10	22.0%	(70)	21.2%	26.7%	(550)
Income before income taxes	21.7%	20.0%	170	20.6%	110	21.5%	14.2%	730
Effective tax rate	24.4%	26.1%	(170)	24.4%	0	23.9%	25.5%	(160)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change
Financial Information:
Total assets	$45,281,836	$41,687,360	8.6%	$44,907,609	0.8%
Total shareholders’ equity	$6,046,148	$5,756,135	5.0%	$6,013,241	0,5%
Total common equity	$5,361,148	$5,071,135	5.7%	$5,328,241	0.6%
Goodwill and intangible assets	$(1,548,636)	$(1,592,723)	(2.8%)	$(1,552,657)	(0.3%)
DTL on goodwill and intangible assets	$96,536	$89,186	8.2%	$93,488	3.3%

Tangible common equity	$3,909,068	$3,567,598	9.6%	$3,869,072	1.0%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (1)(3)	$35.73	$33.16	7.8%	$35.15	1.7%
Tangible book value per common share (1)(3)	$26.05	$23.33	11.7%	$25.52	2.1%
Return on common equity (4)	16.7%	16.1%		16.2%
Non-GAAP return on common equity (2)(4)	17.4%	17.0%		17.1%
Return on tangible common equity (5)	23.0%	22.9%		22.3%
Non-GAAP return on tangible common equity (2)(5)	23.9%	24.3%		23.6%
Pre-tax margin on net revenues	21.7%	20.0%		20.6%
Non-GAAP pre-tax margin on net revenues (2)	22.5%	21.2%		21.7%
Effective tax rate	24.4%	26.1%		24.4%
Non-GAAP effective tax rate (2)	24.4%	26.1%		24.4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 6 of 19

Regulatory Capital (6)

(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,980,152	$3,582,042	11.1%	$3,890,357	2.3%
Tier 1 capital	$4,665,152	$4,267,042	9.3%	$4,575,357	2.0%
Risk-weighted assets	$27,450,352	$24,235,466	13.3%	$26,405,428	4.0%
Common equity tier 1 capital ratio	14.5%	14.8%		14.7%
Tier 1 risk based capital ratio	17.0%	17.6%		17.3%
Tier 1 leverage capital ratio	10.8%	11.1%		11.2%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,349,294	$1,323,323	2.0%	$1,336,645	0.9%
Tier 1 capital	$1,349,294	$1,323,323	2.0%	$1,336,645	0.9%
Risk-weighted assets	$12,321,004	$11,938,637	3.2%	$12,180,861	1.2%
Common equity tier 1 capital ratio	11.0%	11.1%		11.0%
Tier 1 risk based capital ratio	11.0%	11.1%		11.0%
Tier 1 leverage capital ratio	7.1%	7.1%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$1,088,652	$827,457	31.6%	$958,490	13.6%
Tier 1 capital	$1,088,652	$827,457	31.6%	$958,490	13.6%
Risk-weighted assets	$9,773,740	$6,761,301	44.6%	$9,003,643	8.6%
Common equity tier 1 capital ratio	11.1%	12.2%		10.6%
Tier 1 risk based capital ratio	11.1%	12.2%		10.6%
Tier 1 leverage capital ratio	7.0%	7.1%		7.1%
Stifel Net Capital:
Net capital	$810,900	$515,800	57.2%	$776,500	4.4%
Excess net capital	$779,300	$485,100	60.6%	$735,300	6.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change
Revenues:
Commissions	$136,513	$141,864	(3.8%)	$147,157	(7.2%)	$423,734	$395,893	7.0%
Principal transactions	59,700	61,214	(2.5%)	60,240	(0.9%)	182,534	176,246	3.6%

Transactional revenues	196,213	203,078	(3.4%)	207,397	(5.4%)	606,268	572,139	6.0%
Asset management	492,123	431,363	14.1%	456,596	7.8%	1,408,145	1,244,443	13.2%
Net interest	284,583	257,327	10.6%	274,602	3.6%	823,553	757,009	8.8%
Investment banking (7)	6,731	6,529	3.1%	8,693	(22.6%)	21,496	18,661	15.2%
Other income	643	9,143	(93.0%)	9,246	(93.0%)	9,488	11,378	(16.6%)

Net revenues	980,293	907,440	8.0%	956,534	2.5%	2,868,950	2,603,630	10.2%%
Non-interest expenses:
Compensation and benefits	478,877	441,626	8.4%	460,582	4.0%	1,411,919	1,284,159	9.9%
Non-compensation operating expenses	127,008	123,164	3.1%	134,105	(5.3%)	390,061	544,360	(28.3%)

Total non-interest expenses	605,885	564,790	7.3%	594,687	1.9%	1,801,980	1,828,519	(1.5%)

Income before income taxes	$374,408	$342,650	9.3%	$361,847	3.4%	$1,066,970	$775,111	37.7%

As a percentage of net revenues (change in bps):
Compensation and benefits	48.8%	48.7%	10	48.2%	60	49.2%	49.3%	(10)
Non-compensation operating expenses	13.0%	13.5%	(50)	14.0%	(100)	13.6%	20.9%	(730)
Income before income taxes	38.2%	37.8%	40	37.8%	40	37.2%	29.8%	740

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information
	As of and for the Three Months Ended
(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change
Total client assets (8)	$576,482,000	$544,010,000	6.0%	$580,077,000	(0.6%)
Fee-based client assets (8)	$239,661,000	$219,178,000	9.3%	$239,777,000	(0.0%)
Transactional assets	$336,821,000	$324,832,000	3.7%	$340,300,000	(1.0%)
Secured client lending (9)	$3,858,000	$3,459,000	11.5%	$4,144,000	(6.9%)
Asset Management Revenue:
Private Client Group (10)	$426,248	$371,414	14.8%	$390,046	9.3%
Asset Management	45,057	40,762	10.5%	44,068	2.2%
Third-party Bank Sweep Program	2,631	4,608	(42.9%)	3,186	(17.4%)
Other (11)	18,227	14,615	24.7%	19,330	(5.7%)

Total asset management revenues	$492,163	$431,399	14.1%	$456,630	7.8%
Fee-based Assets (millions):
Private Client Group (10)	$209,744	$191,688	9.4%	$210,049	(0.1%)
Asset Management	49,293	46,413	6.2%	49,652	(0.7%)
Elimination (12)	(19,376)	(18,923)	2.4%	(19,924)	(2.8%)

Total fee-based assets	$239,661	$219,178	9.3%	$239,777	(0.0%)
Third-party Bank Sweep Program	$334	$526	(36.5%)	$392	(14.8%)
ROA (bps) (13):
Private Client Group (10)	81.2	82.5		81.4
Asset Management	36.6	35.1		35.5
Third-party Bank Sweep Program	365.0	384.3		358.3

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)
	As of and for the Three Months Ended
(Unaudited, millions)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$12,867	$14,907	(13.7%)	$13,354	(3.6%)
Sweep Deposits	9,678	10,529	(8.1%)	10,939	(11.5%)
Direct Wealth Management Deposits at Stifel Bancorp	193	428	(54.9%)	190	1.6%

Total Stifel Bancorp Wealth Management Deposits	22,738	25,864	(12.1%)	24,483	(7.1%)
Other Bank Deposits	10,069	4,274	135.6%	7,781	29.4%

Total Stifel Bancorp Deposits	$32,807	$30,138	8.9%	$32,264	1.7%

Short-term Treasuries (14)	$6,996	$7,148	(2.1%)	$6,742	3.8%
Third-party Commercial Treasury Deposits (15)	$2,600	$3,513	(26.0%)	$3,058	(15.0%)
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$22,738	$25,864	(12.1%)	$24,483	(7.1%)
Third-party Bank Sweep Program (15)	334	526	(36.5%)	392	(14.8%)
Third-party Treasury (15)	—	—	0.0%	—	0.0%
Other Sweep Cash	664	415	60.0%	713	(6.9%)
Money Market Mutual Funds	17,695	15,538	13.9%	17,330	2.1%

Total Wealth Management Cash	$41,431	$42,343	(2.2%)	$42,918	(3.5%)

Client money market and insured product (16)	$23,543	$26,377	(10.7%)	$25,398	(7.3%)
Third-party Deposits Available to Stifel Bancorp (15)	$2,934	$4,039	(27.4%)	$3,450	(15.0%)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change	9/30/2026	9/30/2025	% Change
Revenues:
Commissions	$64,243	$64,211	0.0%	$74,305	(13.5%)	$206,318	$204,521	0.9%
Principal transactions	57,424	116,662	(50.8%)	79,851	(28.1%)	224,902	315,893	(28.8%)

Transactional revenues	121,667	180,873	(32.7%)	154,156	(21.1%)	431,220	520,414	(17.1%)
Capital raising	126,455	137,684	(8.2%)	165,898	(23.8%)	409,255	332,179	23.2%
Advisory	173,017	179,270	(3.5%)	157,363	9.9%	548,818	444,045	23.6%

Investment banking	299,472	316,954	(5.5%)	323,261	(7.4%)	958,073	776,224	23.4%
Other income (17)	9,142	2,608	250.5%	3,277	179.0%	16,940	8,505	99.2%

Net revenues	430,281	500,435	(14.0%)	480,694	(10.5%)	1,406,233	1,305,143	7.7%
Non-interest expenses:
Compensation and benefits	252,656	297,106	(15.0%)	285,504	(11.5%)	834,030	807,388	3.3%
Non-compensation operating expenses	101,364	114,038	(11.1%)	103,013	(1.6%)	305,855	319,993	(4.4%)

Total non-interest expenses	354,020	411,144	(13.9%)	388,517	(8.9%)	1,139,885	1,127,381	1.1%

Income before income taxes	$76,261	$89,291	(14.6%)	$92,177	(17.3%)	$266,348	$177,762	49.8%

As a percentage of net revenues (change in bps):
Compensation and benefits	58.7%	59.4%	(70)	59.4%	(70)	59.3%	61.9%	(260)
Non-compensation operating expenses	23.6%	22.8%	80	21.4%	220	21.8%	24.5%	(270)
Income before income taxes	17.7%	17.8%	(10)	19.2%	(150)	18.9%	13.6%	530

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	9/30/2026	9/30/2025	% Change	6/30/2026	% Change
Stifel Bancorp Financial Information:
Total assets	$35,486,860	$32,615,017	8.8%	$35,278,437	0.6%
Total shareholder’s equity	$2,429,171	$2,210,850	9.9%	$2,334,646	4.0%
Total loans, net (includes loans held for sale)	$26,064,729	$21,634,690	20.5%	$24,805,104	5.1%
Residential real estate	9,821,336	9,085,945	8.1%	9,619,618	2.1%
Fund banking	6,719,233	3,881,895	73.1%	5,767,990	16.5%
Commercial and industrial	4,720,505	3,760,005	25.5%	4,529,422	4.2%
Securities-based loans	2,992,962	2,565,897	16.6%	2,977,657	0.5%
Construction and land	926,412	1,166,895	(20.6%)	977,377	(5.2%)
Commercial real estate	372,212	437,570	(14.9%)	412,809	(9.8%)
Other	313,373	278,934	12.3%	289,812	8.1%
Loans held for sale	328,900	595,517	(44.8%)	373,591	(12.0%)
Investment securities	$8,024,768	$8,146,439	(1.5%)	$8,410,858	(4.6%)
Available-for-sale securities, at fair value	1,512,748	1,688,636	(10.4%)	1,529,505	(1.1%)
Held-to-maturity securities, at amortized cost	6,512,020	6,457,803	0.8%	6,881,353	(5.4%)
Unrealized losses on available-for-sale securities	(178,012)	(113,421)	56.9%	(115,080)	54.7%
Total deposits	$32,807,264	$30,137,748	8.9%	$32,264,006	1.7%
Demand deposits (interest-bearing)	32,052,478	29,277,379	9.5%	31,476,634	1.8%
Demand deposits (non-interest-bearing)	561,463	456,021	23.1%	498,688	12.6%
Certificates of deposit	193,323	404,348	(52.2%)	288,684	(33.0%)

Credit Metrics:
Allowance for credit losses	$143,165	$164,206	(12.8%)	$150,093	(4.6%)
Allowance as a percentage of retained loans	0.55%	0.78%		0.61%
Net charge-offs as a percentage of average loans	0.06%	0.05%		0.03%
Total nonperforming assets	$125,507	$159,073	(21.1%)	$125,615	(0.1%)
Nonperforming assets as a percentage of total assets	0.35%	0.49%		0.36%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio
(Unaudited, millions)	9/30/2026	% of Total Portfolio
Loan Portfolio			Commercial Portfolio by Major Sector
Residential real estate	$9,821	30%	Financials	$1,288	27%
Securities-based loans	2,993	9%	Industrials	883	19%
Home equity lines of credit and other	313	1%	Information technology	756	16%

Total consumer	13,127	40%	Consumer discretionary	302	6%

Fund banking	6,719	20%	Healthcare	297	6%
Commercial and industrial	4,721	14%	Communication services	297	6%
Construction and land	926	3%	Materials	288	6%
Commercial real estate	372	1%	Hotel, leisure, restaurants	253	5%

Total commercial	12,738	38%	REITs	202	4%

Total loan portfolio	25,865	78%	Consumer staples	134	3%

Unfunded commitments	7,245	22%

Total	$33,110	100%

			CLO by Major Sector
			Banking, finance, insurance, & real estate	$705	11%
Investment Portfolio			High tech industries	654	10%
CLO	$6,504	79%	Healthcare & pharmaceuticals	640	10%
Agency MBS	1,350	16%	Services: business	618	10%
Corporate bonds	275	3%	Hotel, gaming, & leisure	363	6%
SBA	62	1%	Construction & building	271	4%
Student loan ARS	8	0%	Beverage, food, & tobacco	260	4%
CMBS	1	0%	Capital equipment	234	4%
Other	3	0%	Services: consumer	222	3%

Total Portfolio	$8,203	100%	Chemicals, plastics, & rubber	217	3%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses
	September 30, 2026
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q3 Provision
Residential real estate	$9,821,336	$10,294	0.1%	$(2,095)
Fund banking	6,719,233	9,985	0.1%	1,176
Commercial and industrial	4,720,505	76,467	1.6%	12,268
Securities-based loans	2,992,962	3,139	0.1%	(370)
Construction and land	926,412	6,550	0.7%	(4,137)
Commercial real estate	372,212	5,775	1.6%	855
Other	313,373	937	0.3%	(382)

Loans held for investment, gross	25,866,033	113,147	0.4%	7,315
Loans held for sale	328.900

Total loans, gross	26,194,934
Lending-related commitments (unfunded)	7,244,780	30,018	0,4%	611

Loans and lending-related commitments	$33,439,714	$143,165		$7,926

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 14 of 19

Consolidated Non-GAAP Net Interest Income (2)

	Three Months Ended
	September 30, 2026			September 30, 2025			June 30, 2026
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,764.7	$16.6	3.76%	$2,236.3	$24.1	4.31%	$2,000.1	$17.8	3.56%
Financial instruments owned	1,640.0	9.0	2.20%	1,345.1	8.3	2.47%	1,489.0	9.0	2.43%
Margin balances	976.5	17.9	7.34%	856.8	15.5	7.24%	1,114.6	16.9	6.07%
Investments:
Asset-backed securities	6,613.8	89.2	5.40%	6,433.7	98.8	6.14%	6,795.3	90.6	5.33%
Mortgage-backed securities	1,241.1	11.4	3.66%	1,089.4	8.9	3.26%	1,222.7	10.9	3.55%
Corporate fixed income securities	292.5	1.8	2.40%	446.8	3.0	2.68%	361.1	2.2	2.45%
Other	4.8	—	2.51%	4.7	—	2.55%	4.8	—	2.55%

Total investments	8,152.2	102.4	5.02%	7,974.6	110.7	5.55%	8,383.9	103.7	4.95%
Loans:
Residential real estate	9,723.9	107.5	4.42%	8,988.7	88.5	3.94%	9,465.8	98.6	4.17%
Commercial and industrial	4,521.5	71.5	6.32%	3,786.8	71.4	7.55%	4,393.8	68.7	6.25%
Fund banking	6,355.7	98.2	6.18%	3,967.0	70.0	7.06%	4,736.2	73.2	6.18%
Securities-based loans	2,977.7	41.4	5.57%	2,538.5	39.5	6.23%	2,875.2	39.4	5.49%
Commercial real estate	384.7	6.0	6.19%	436.4	8.8	8.10%	421.1	6.5	6.15%
Construction and land	957.9	14.4	5.99%	1,195.2	23.1	7.74%	1,105.9	18.2	6.58%
Loans held for sale	420.4	8.3	7.89%	488.8	10.5	8.56%	348.2	6.8	7.77%
Other	299.9	4.9	6.50%	258.2	4.7	7.20%	276.7	4.6	6.73%

Total loans	25,641.7	352.2	5.49%	21,659.6	316.5	5.85%	23,622.9	316.0	5.35%
Other interest-bearing assets	1,291.9	12.6	3.89%	908.0	6.4	2.80%	1,155.6	12.7	4.40%

Total interest-bearing assets/ interest income	39,467.0	510.7	5.18%	34,980.4	481.5	5.51%	37,766.1	476.1	5.04%
Interest-bearing liabilities:
Senior notes	617.9	7.1	4.62%	617.1	7.1	4.62%	617.7	7.1	4.62%
Deposits	31,525.0	180.6	2.29%	28,445.5	188.0	2.64%	30,348.1	163.5	2.16%
Other interest-bearing liabilities	2,182.3	21.3	3.89%	1,620.2	10.1	2.48%	1,931.0	17.4	3.59%

Total interest-bearing liabilities/ interest expense	$34,325.2	209.0	2.44%	$30,682.8	205.2	2.67%	$32,896.8	188.0	2.29%

Net interest income/margin		$301.7	3.06%		$276.3	3.16%		$288.1	3.05%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	September 30, 2026			September 30, 2025			June 30, 2026
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$684.1	7.3	4.27%	$1,302.5	$15.4	4.72%	$954.5	$11.8	4.93%
Investments	8,152.2	102.4	5.02%	7,974.6	110.7	5.55%	8,383.9	103.7	4.95%
Loans	25,641.7	352.2	5.49%	21,659.6	316.5	5.85%	23,622.9	316.0	5.35%
Other interest-bearing assets	82.1	1.3	6.35%	66.3	0.9	5.20%	68.5	0.9	5.69%

Total interest-bearing assets/ interest income	$34,560.1	$463.2	5.36%	$31,003.0	$443.5	5.72%	$33,029.8	$432.4	5.24%
Interest-bearing liabilities:
Deposits	$31,525.0	$180.6	2.29%	$28,445.5	$188.0	2.64%	$30,348.1	$163.5	2.16%
Other interest-bearing liabilities	145.1	1.9	5.11%	142.1	1.9	5.37%	177.4	2.1	4.66%

Total interest-bearing liabilities/ interest expense	$31,670.1	182.5	2.32%	$28,587.6	189.9	2.66%	$30,525.5	165.6	2.17%

Net interest income/margin		$280.7	3.21%		$253.6	3.27%		$266.8	3.23%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 16 of 19

GAAP to Non-GAAP Reconciliation

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2026	9/30/2025	Change	6/30/2026	Change	9/30/2026	9/30/2025	Change
GAAP net revenues	$1,426,211	$1,429,396		$1,450,804		$4,355,176	$3,969,151
Gain on sale of business (18)	2,866	—		2,500		(44,418)	—
Litigation-related and other (19)	—	2		—		13,145	80

Total non-GAAP adjustments	2,866	2		2,500		(31,273)	80

Non-GAAP net revenues	1,429,077	1,429,398		1,453,304		4,323,903	3,969,231

GAAP compensation and benefits expense	813,494	839,820		833,018		2,494,846	2,346,976
Merger-related and other (20)	(3,463)	(6,704)		(4,135)		(25,226)	(13,706)
Restructuring and severance (21)	(1,174)	(4,065)		(499)		(3,504)	(31,106)

Total non-GAAP adjustments	(4,637)	(10,769)		(4,634)		(28,730)	(44,812)

Non-GAAP compensation and benefits expense	808,857	829,051		828,384		2,466,116	2,302,164

GAAP non-compensation operating expenses	303,092	303,530		318,348		925,195	1,058,945
Merger-related (20)	(4,756)	(5,972)		(8,921)		(24,864)	(31,929)

Non-GAAP non-compensation operating expenses	298,336	297,558		309,427		900,331	1,027,016

Total adjustments	(12,259)	(16,743)		(16,055)		(22,321)	(76,821)

GAAP provision for income taxes	75,482	74,675		72,961		223,096	143,812
Merger-related and other (22)	2,986	4,375		3,912		5,527	13,997

Non-GAAP provision for income taxes	78,468	79,050		76,873		228,623	157,809

Financial ratios (change in bps):
Compensation and benefits	56.6%	58.0%	(140)	57.0%	(40)	57.0%	58.0%	(100)
Non-compensation operating expenses	20.9%	20.8%	10	21.3%	(40)	20.9%	25.9%	(500)
Income before income taxes	22.5%	21.2%	130	21.7%	80	22.1%	16.1%	600
Effective tax rate	24.4%	26.1%	(170)	24.4%	—	23.9%	24.7%	(80)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 17 of 19

Footnotes

(1)	All share and per share information has been retroactively adjusted to reflect the February 2026 three-for-two stock split.
(2)	Please refer to the GAAP to Non-GAAP Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(3)	Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per common share, a non-GAAP financial measure, represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.
(4)	Return on average common equity (“ROCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of adjusted ROCE, calculated by dividing full year or annualized non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.
(5)	Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing full year or annualized net income applicable to common shareholders by average tangible common equity or, in the case of adjusted ROTCE, calculated by dividing full year or annualized non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $95.0 million, $87.2 million, and $93.1 million, as of September 30, 2026 and 2025, and June 30, 2026, respectively.
(6)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, October 21, 2026.
(7)	Includes capital raising and advisory revenues.
(8)	Total client assets and fee-based client assets as of September 30, 2025, include $10.2 billion and $4.8 billion, respectively, of client assets from the Stifel Independent Advisors business that was sold on February 2, 2026.
(9)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(10)	Includes Private Client Group and Trust Business.
(11)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(12)	Asset management assets managed in Private Client Group or Trust accounts.
(13)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.
(14)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(15)	The Company sweeps certain commercial treasury deposits to third-party banks, which can be brought back on balance sheet to support liquidity needs.
(16)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(17)	Includes net interest, asset management, and other income.
(18)	Gain recognized on the sale of Stifel Independent Advisors during the first quarter of 2026.
(19)	Primarily related to prejudgment interest recognized on legal matters.
(20)	Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.
(21)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.
(22)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s third quarter earnings release issued October 21, 2026.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2026 Earnings Release	Page 19 of 19